







September 2010

NF ENERGY SAVING CORPORATION

Investor Presentation

NF energy

Safe Harbor Statement

Certain of the statements set forth in this presentation constitute "Forward Looking Statements." Forward-Looking Statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. All such Forward-Looking Statements involve risks and uncertainties, including, but not limited to: the need for and availability of additional financing and the Company's access to capital; the future trading of the common stock of the Company; and the period of time for which the proceeds from future financings will enable the Company to fund its operations. Many important factors affect the ability to achieve the Company's stated objectives, the ability to obtain substantial additional funds, and to compete successfully against other companies in a profitable manner. Therefore, you are cautioned that there also can be no assurance that the Forward-Looking Statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the Forward-Looking Statements included herein, the inclusion of such information should not be regarded as a representation or warranty by the Company or any other person that our objectives and plans will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, the Company does not undertake any obligation to update any Forward-Looking Statements or to announce revisions to any of the Forward-Looking Statements.

Company Snapshot

Ticker:	OTCBB: NFEC
Share Price (9-6-10):	$2.50
Share Price (Post share split):	$6.25
Market Capitalization:	$33.3 M
Shares Outstanding (Pre share split):	13.3 M
Shares Outstanding (Post share split):	5.3 M
EPS (LTM Pre share split):	$0.40
EPS (LTM Post share split):	$1.00
Revenue (LTM):	$22.7 M
Net Income (LTM):	$5.3 M
Revenue (2010 Guidance):	$28.0 - $30.0 M
Net Income (2010 Guidance):	$5.6 - $6.0 M

NF Energy Saving Corp. Overview

- **Leading domestic provider of intelligent valves**
  - SC & USC coal power plants (50% of valve sales)
    - 25% market share in supplying to SC and USC coal power plants
    - Sub-critical coal power plants are being phased out
  - Hydropower and Nuclear (10% of valve sales)
    - 10% market share in hydropower plants
    - New facility will dramatically increase sales to nuclear facilities
  - Water transportation (28% of valve sales)
  - Others (12% of valve sales)



- **Technological advantages**
  - 20% more energy efficient than peers, thus reducing operating costs
  - Minimizes leakage
  - Minimizes human involvement, further reducing operating costs and minimizing human error
- **On November 30, 2006, Neng Fa affected a reverse merger with OTC listed Diagnostic Corporation of America, and changed the name to NF Energy Saving Corporation of America (OTC:NFES)**

Investment Highlights

- **Leading valves supplier to supercritical ("SC") and ultra-supercritical ("USC") coal power plants**
  - Government mandates will result in over 400% growth in this sector through 2015 as sub-critical power plants will be phased out
- **New plant coming online in December 2010 will triple capacity**
  - Expanding capacity to $60 million to meet rapidly growing demand
  - New facility will also produce valves used in nuclear power plants
- **High Barriers to Entry & Durable Competitive Advantages**
  - 2 invention patents and 11 new-use patents
  - High capex requirements necessary for new plants
- **Industry Reputation & Track Record**
  - Successfully supplied over 300 projects
  - Products sold to 16 provinces and exported to 10 countries
- **Excellent Operating Performance**
  - Net income has grown at a CAGR of 82.1% over the three year period ending in December 2009

Flow Control Equipment – Coal Power Plant





- **Sales to SC and USC make up over 90% of sales to all coal power plants**
- **Increasing demand for intelligent energy efficient flow control equipment in USC plants**
  - Sub-critical plants are being phased out
  - Government will mandate use of intelligent flow control equipment in such plants to increase from 10% to 50%
- **25% market share in the large-sized flow control systems used in thermal power plants, with majority of competition being imported**
- **Ideally positioned to replace imports**
- **Intelligent Valves**
  - No manual control needed for intelligent valves, which are automatically adjusted according to system calculated flow
  - By contrast with intelligent valves, automatic valves still need manual control

Inter-Province Water Transport

- **There is serious imbalance of water resources among provinces in China**
- **Inter-province water transportation redirects water from the regions with abundant water to those drier areas. For example:**
  - South-to-North Water Diversion Project will channel water from the country's longest river, the Yangtze, to three rivers in the north: the Yellow, Huai and Hai, whose basins are running dry
  - Originally conceived by Chairman Mao, the project planned for completion in 2050, it will eventually divert 44.8bn m^3 of water annually to the population centers of the drier north, with a network of over 3,000km pipes and a cost of over $62 billion
- **Increasing demand for large-sized flow control equipment in inter-province water transportation**
  - NF Energy recently supplied $3 million of flow control equipment for Phases I, II and III of the project's Central Route and expects to deliver additional product as the project progresses



MONGOLIA
Beijing
Tianjin
Central route
Western routes
Eastern route
Shanghai
SOUTH KOREA
TAIWAN
CHINA
Hong Kong
INDIA
MYANMAR
VIETNAM
PHILIPPINES
Three Gorges Dam (under construction)



Recognized as an Industry Leader

Awarded
"Number One Energy Conservation Valve of China"


中国节能第一阀

by China Energy Conservation Association

Awarded
"Advanced Energy Conservation Services Company"


中国节能服务产业
行业发展特别贡献奖
中国节能协会节能服务产业委员会
二OO九年一月七日

by China Energy Conservation Service Commission

New Plant

- **Comes online in December 2010**
- **Expand capacity to 20,000 tons**
  - 233% increase based on current capacity of 6,000 tons
  - Implied revenue of $60 million
- **Focus on large-sized flow control equipment**
- **China's largest production base for intelligent energy efficient flow control equipment**
- **Will be able to produce systems for nuclear power plants**
- **One of the 7 licensed suppliers to nuclear plants**



Market Opportunity – USC Plants

- **China will no longer build sub-critical power plants**
  - All small, dirty and inefficient coal power plants will be replaced by SC or USC coal-fired power plants
  - Newly-built coal-fired power plants must use SC or USC technology
  - State of the art USC plants are 30% more efficient than average efficiency of sub-critical power plants
  - SC and USC technology operate at higher temperatures and pressures to achieve higher heat conversion than conventional sub-critical units and significantly reduce CO2 emissions
- **Large demand for intelligent energy efficient flow control equipment**
  - Share of intelligent flow control equipment in flow control device will be increased from 10% to 50% in China's 12th Five Year Plan
  - Currently most intelligent flow control equipment is imported; NF is the leading domestic producer
- **China targets dramatic emission reduction**
  - China has pledged to reduce its greenhouse gas emissions per unit of gross domestic product (or carbon intensity) by 40 to 45 percent by 2020



Subcritical
Super-critical
Ultrasuper-critical / IGCC
2000
1500
1000
500
0
gCO2/kWh
Average Efficiency of Global Power Plants
Efficiency of State-of-the-Art Plants
25%
35%
45%
55%
Efficiency (HHV)



Market Opportunity – Water Transportation

- **Water crisis in China**
  - According to the World Bank forecast, mainland China has only a per-capita share of 2700 cubic meters per annum, one quarter of the world's average
  - 400 out of 600 cities in China are facing water shortages to varying degrees, including 30 out of the 32 largest cities
  - Northern China is now relying on underground water that was formed 10,000 years ago to meet the demand of China's large population, which has resulted in ground cracking and subsidence in some regions



- **Central government's water diversion program**
  - Large-scale water transfers have long been advocated by Chinese planners as a solution to the country's water woes
  - China invests hundreds of billion dollars in water diversion projects, which will take decades to complete



- **Valves used in water diversion projects are mainly large sized**

Market Opportunity – Nuclear Power

- **Huge space for China's nuclear power development**
  - China is the world's second largest energy user after the US, but accounts for only 2% of the nuclear power produced globally
  - Nuclear power accounts for only 2% of China's total power generation volume, while the international average is around 15%



- **Currently China has 11 nuclear reactors at six plants, with a combined installed capacity of 9GW**
  - 24 reactors are under construction, with a combined installed capacity of over 22GW



- **China sets targets for nuclear power**
  - Installed nuclear capacity targets to be 80GW by 2020, 200GW by 2030 and 400GW by 2050
  - 40+ nuclear power plants to be built in the 12th Five Year Plan

Experienced Management Team

Name	Title	Experience
Mr. Li Gang	Chairman and CEO	▪ Formerly Director of Technology Innovation Department in Liaoning Planning and Economy Commission and Director of Economic Operation Department in Liaoning Economic and Trade Commission ▪ Deputy Director of China Energy Conservation Association ▪ Director and Commissioner of China Energy-saving Service Industry Committee
Mrs. Wang Lihua	Director and CFO	▪ CFO of Liaoning EMC, one of three EMCs established by the World Bank ▪ Recommended by the World Bank to Chinese EMC Association as premier expert
Mr. Cui Jianwei	Vice President	▪ Formerly Associate Professor in Thermal Engineering Department at Northeastern University ▪ Previously Chief Engineer of Shenyang Huaneng New Energy Development Co., Ltd.

Distinguished Board of Independent Directors

Name	Title	Experience
Mr. Mia Kuang Ching,	Independent Director and Audit Chair	Currently Managing Partner of SBA Stone Forest Corporate Advisory (Shanghai) Co., Ltd. Formerly Chief Accountant of Dalian Container Terminal, Regional Accountant (South Europe) of Singapore Airlines and Group Financial Controller of Fullmark Pte. Ltd.
Mr. Jianxin (Jason) Wang	Independent Director and Nominating Chair	Currently Managing Director of China Carbon Corporation, consultant to the Chicago Climate Exchange Inc. and Energy advisor to China Development Formerly Research Assistant, Division of Industry and Finance, China Department, at the World Bank and President of Sparkles International Development Corporation.
Mr. John MacLean	Independent Director and Compensation Chair	Founder and President of Energy Efficiency Finance Corp., a financial advisory firm specializing in finance for energy efficiency and renewable energy projects founded in 1999 26 years commercial finance experience including a wide range of investment structures
Mr. Zhongmin Wang	Independent Director	Currently the Director of the ISO Board in the People's Republic of China, the Vice Minister of Standardization Administration of the People's Republic of China, and the Minister of China Special Equipment Inspection and Research Center
Mr. Jiuding Yan	Independent Director	Currently the Vice President of Zhong Tian Securities Corporation Limited

Financial Performance

Revenue ($)



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
CAGR: 30.1%
10.3
15.8
20.3
22.7
2007
2008
2009
LTM

Net Income ($)



$8.0
$6.0
$4.0
$2.0
$0.0
CAGR: 36.2%
2.1
3.7
4.8
5.3
2007
2008
2009
LTM

EBITDA ($)



$8.0
$6.0
$4.0
$2.0
$0.0
CAGR: 43.5%
2.3
3.9
5.9
6.8
2007
2008
2009
LTM

EBITDA Margin (%)



40.0%
30.0%
20.0%
10.0%
0.0%
CAGR: 9.5%
22.6%
24.8%
29.2%
29.7%
2007
2008
2009
LTM

Business Outlook

- New plant will dramatically ramp up revenues in 2011

Fiscal Year 2010 Revenue:	$28 - $30 million
Fiscal Year 2010 Net Income:	$5.6 - $6.0 million

Summary Income Statement

INCOME STATEMENT

($U.S. in Millions, unless otherwise noted)

	2008	2009	LTM	Six Months Ended June 30, 2009	Six Months Ended June 30, 2010
Segment Revenue					
Products	$ 11.6	$ 17.4	$ 16.9	6.7	6.2
Services	3.3	2.9	5.5	0.9	3.5
Projects	0.9	-	0.4	-	0.4
Total Revenue	**$ 15.8**	**$ 20.3**	**$ 22.7**	**$ 7.6**	**$ 10.1**
Cost of Revenue					
Cost of products	8.4	11.6	11.1	4.8	4.3
Cost of services	2.4	2.1	4.2	0.6	2.8
Cost of projects	0.6	-	0.3	-	0.3
Total Cost of Revenue	11.4	13.7	15.6	5.4	7.4
				-	-
Gross Profit	**4.4**	**6.6**	**7.1**	**2.2**	**2.7**
Gross Margin (%)	27.8%	32.6%	31.3%	28.9%	26.9%
Operating Expenses					
Sales & marketing	0.2	0.1	0.1	0.1	0.0
G&A	0.8	0.8	0.8	0.3	0.4
Professional fees	-	-	-	-	-
R&D	-	-	-	-	-
Stock-based comp.	-	0.2	(0.1)	0.3	-
Total Op. Exp.	0.9	1.1	0.8	0.8	0.4
Operating Income	3.5	5.5	6.4	1.4	2.3
Other Income (Expense)					
Interest income	0.0	0.0	0.0	0.0	0.0
Interest expense	-	(0.1)	(0.3)	-	(0.2)
Subsidy income	0.0	0.1	0.0	0.0	-
Other income	0.1	0.0	0.0	0.0	-
Total Other Income	0.2	0.1	(0.2)	0.1	(0.2)
Pretax Income	3.7	5.5	6.1	1.5	2.1
Provision for taxes	(0.0)	(0.8)	(0.9)	(0.2)	(0.3)
Net Income	**$ 3.7**	**$ 4.8**	**$ 5.3**	**$ 1.3**	**$ 1.7**
Profit Margin (%)	23.1%	23.5%	23.1%	16.4%	17.3%
Non-GAAP EBITDA	**$ 3.9**	**$ 5.9**	**$ 6.8**	**$ 1.6**	**$ 2.5**

Summary Balance Sheet

SUMMARY BALANCE SHEET

($U.S. in Millions, unless otherwise noted)

	FYE December 31, 2008	2009	Six Months Ended June 3 2010
Assets			
Total Current Assets	13.3	14.9	4.0
PP&E, Net	4.7	2.2	2.0
Total Assets	**$ 18.1**	**$ 26.1**	**$ 28.2**
Liabilities			
Total Current Liabilities	2.5	4.8	4.7
Long Term Debt	-	-	-
Capitalized Lease Obligations	-	0.7	0.4
Total Liabilities	2.5	5.5	5.0
Shareholders' Equity	15.5	20.6	23.2
Total Liabilities & SH Equity	**$ 18.1**	**$ 26.1**	**$ 28.2**

Investment Highlights

- **Leading valves supplier to supercritical ("SC") and ultra-supercritical ("USC") coal power plants**
  - Government mandates will result in over 400% growth in this sector through 2015 as sub-critical power plants will be phased out

- **New plant coming online in December 2010 will triple capacity**
  - Expanding capacity to $60 million to meet rapidly growing demand
  - New facility will also produce valves used in nuclear power plants

- **High Barriers to Entry & Durable Competitive Advantages**
  - 2 invention patents and 11 new-use patents
  - High capex requirements necessary for new plants

- **Industry Reputation & Track Record**
  - Successfully supplied over 300 projects
  - Products sold to 16 provinces and exported to 10 countries

- **Excellent Operating Performance**
  - Net income has grown at a CAGR of 82.1% over the three year period ending in December 2009



Thank You







NF ENERGY SAVING CORPORATION

Investor Presentation